UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 23, 2005

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                              GPS INDUSTRIES, INC.
                 (Exact Name Of Registrant Specified In Charter)

         NEVADA                       000-30104                   98-0347325
(State Of Incorporation)      (COMMISSION FILE NUMBER)          (IRS Employer
                                                             Identification No.)

                 #214, 5500 - 152nd Street, Surrey, BC Canada V3S 5J9
               (Address Of Principal Executive Offices) (Zip Code)

                                 (604) 576-7442
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales Of Equity Securities

GPS Industries, Inc. ("GPSI") has issued a total of 20,606,944 common shares to nine accredited investors, or their affiliates for a total of $1,625,000. $1,225,000 was raised from the sale of common shares and a commitment has been received for an additional $375,000 investment for 4,687,500 common shares at $.08 per share. Finder's fees have been paid on funds received to date of $61,250 cash, 500,000 common shares, and a warrant for 3,828,125 common shares with an exercise price of $.25 and a term of three years. $400,000 of debt was also converted at $.09 per share. All the restricted shares were issued under an exemption to the registration requirements of the Securities Act of 1933, as amended, pursuant to Rule 506.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GPS INDUSTRIES, INC.

Date: July 19, 2005                      By: /s/ Robert C. Silzer, Sr.
                                                 -------------------------------
                                                 Name: Robert C. Silzer, Sr.
                                                 Title: President and CEO